EXECUTION VERSION
AMENDMENT NO. 1 TO
TERM LOAN AGREEMENT
Dated as of November 12, 2025
AMENDMENT NO. 1 TO TERM LOAN AGREEMENT (this “Amendment”) by and among THE AES CORPORATION, a Delaware corporation (the “Borrower”), the Banks (as defined below) party hereto and JPMORGAN CHASE BANK, N.A. (“JPM”), as administrative agent (in such capacity, the “Administrative Agent”).
PRELIMINARY STATEMENTS:
(1)    The Borrower, the banks, financial institutions and other institutional lenders party thereto (collectively, the “Banks”) and the Administrative Agent are parties to that certain Term Loan Agreement, dated as of June 13, 2025 (the “Existing Term Loan Agreement”). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Existing Term Loan Agreement.
(2)    At the request of the Borrower, the Administrative Agent and the Banks party hereto (constituting all of the Banks) have agreed to amend certain provisions of the Existing Term Loan Agreement, as provided below, upon the terms and conditions herein contained (the Existing Term Loan Agreement as so amended, the “Amended Term Loan Agreement”).
SECTION 1.Amendment to Existing Term Loan Agreement.
(a)The definition of “Applicable Margin” set forth in Section 1.01 of the Existing Term Loan Agreement is hereby amended and restated in its entirety as follows:
“Applicable Margin” means, (i) for any Base Rate Advance, the Base Rate Margin interest rate per annum set forth below in the column identified by the applicable Senior Debt Rating Level, or (ii) for any SOFR Advance, the SOFR Margin interest rate per annum set forth below in the column identified by the applicable Senior Debt Rating Level; provided, however, that the Base Rate Margin and the SOFR Margin shall (x) on and after March 31, 2026 and before September 30, 2026, be increased by 0.25% at each applicable Senior Debt Rating Level, and (y) on and after September 30, 2026, be increased by 0.50% at each applicable Senior Debt Rating Level.

Senior Debt Rating Level	Level 1	Level 2	Level 3	Level 4	Level 5
Interest Rate Per Annum
SOFR Margin	1.000%	1.250%	1.500%	1.750%	2.250%
Base Rate Margin	0.000%	0.250%	0.500%	0.750%	1.250%

Any change in the Applicable Margin will be effective as of the date on which S&P, Moody’s or Fitch, as the case may be, announces the applicable change in any rating that results in a change in the Senior Debt Rating Level.
AMERICAS/2024738170.3        Amendment No. 1 to AES Term Loan Agreement

(b)The definition of “Maturity Date” set forth in Section 1.01 of the Existing Term Loan Agreement is hereby amended by replacing the reference to “June 30, 2026” with a reference to “December 31, 2026”.
(c)The first paragraph of Section 8.07(d) of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:
Participations. Each Lender may, with the consent of the Borrower (such consent not to be unreasonably withheld or delayed), sell participations to one or more banks, financial institutions or other entities (other than a natural person, or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural Person, or the Borrower or any of the Borrower’s Affiliates or Subsidiaries) (each, a “Participant”) in or to all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitment and the Advances owing to it); provided, however, that (i) such Lender’s obligations under this Agreement (including, without limitation, its Commitment to the Borrower hereunder) shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) such Lender shall remain the maker of any such Advance for all purposes of this Agreement and (iv) the Borrower, the Administrative Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. For the avoidance of doubt, each Lender shall be responsible for the indemnity under Section 7.05 with respect to any payments made by such Lender to its Participant(s).

SECTION 2.Conditions of Effectiveness. This Amendment shall become effective on and as of the date (the “Amendment Effective Date”) on which the following conditions shall have been satisfied:
(a)The Administrative Agent shall have received counterparts of this Amendment executed by the Borrower, the Administrative Agent and all of the Banks party to the Existing Term Loan Agreement; and
(b)The representations and warranties set forth in Section 4 of this Amendment shall be true and correct in all respects.
SECTION 3.Reference to and Effect on the Loan Documents. (a) On and after the Amendment Effective Date, each reference in the Existing Term Loan Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Existing Term Loan Agreement, and each reference in any other Loan Document to “the Term Loan Agreement”, “thereunder”, “thereof” or words of like import referring to the Existing Term Loan Agreement, shall mean and be a reference to the Amended Term Loan Agreement.
(a)The Existing Term Loan Agreement and the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.
(b)The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Bank, the Administrative Agent or the Borrower under the Existing Term Loan Agreement or any other Loan Document, nor constitute a waiver of any provision of the Existing Term Loan Agreement or any other Loan Document.
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(c)This Amendment shall be deemed a “Loan Document”.
SECTION 4.Representations and Warranties. The Borrower represents and warrants to the Administrative Agent and the Banks that, on and as of the date hereof and on and as of the Amendment Effective Date:
(a)The execution, delivery and performance by the Borrower of this Amendment and the Amended Term Loan Agreement are within the Borrower’s organizational powers, have been duly authorized by all necessary organizational action and do not contravene (i) the Borrower’s organizational documents, (ii) law applicable to the Borrower or its properties, or (iii) any contractual or legal restriction binding on or affecting the Borrower or its properties, in the case of clauses (ii) and (iii) above, except where such failure would result in a Material Adverse Effect.
(b)This Amendment has been duly executed and delivered by it, and each of this Amendment and the Amended Term Loan Agreement is the legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, subject, however, to any applicable bankruptcy, reorganization, rearrangement, moratorium or similar laws affecting generally the enforcement of creditors’ rights and remedies and to general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law).
(c)The representations and warranties of the Borrower contained in the Amended Term Loan Agreement and the other Loan Documents (excluding those contained in the last sentence of subsection (e) of Section 4.01 of the Amended Term Loan Agreement and in subsections (f) and (n) of Section 4.01 of the Amended Term Loan Agreement) are true and correct in all material respects, except (i) to the extent that such representations and warranties are already qualified by materiality, “Material Adverse Effect” or words of like import, in which case such representations and warranties are true and correct in all respects, and (ii) to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties were true and correct in all material respects or in all respects, as applicable, as of such earlier date.
(d)Both before and after giving effect to this Amendment, no event has occurred and is continuing or would result from the execution and delivery of this Amendment that constitutes an Event of Default or would constitute an Event of Default with notice or lapse of time or both.
SECTION 5.Costs and Expenses. The Borrower agrees to pay on demand all costs and expenses incurred by the Administrative Agent in connection with the preparation, negotiation, execution and delivery of this Amendment, including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent, in accordance with the terms of Section 8.04 of the Existing Term Loan Agreement.
SECTION 6.Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed signature page of this Amendment by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment and/or any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be.
SECTION 7.Governing Law; Miscellaneous. This Amendment is governed by, and construed in accordance with, the law of the State of New York. Section 8.09 of the
AMERICAS/2024738170.3        Amendment No. 1 to AES Term Loan Agreement

Existing Term Loan Agreement is hereby incorporated by reference into this Amendment and shall apply hereto mutatis mutandis.
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AMERICAS/2024738170.3        Amendment No. 1 to AES Term Loan Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.
THE AES CORPORATION
By:
Name:
Title:

[Signature Page to Amendment No. 1 to AES Term Loan Agreement]

JPMORGAN CHASE BANK, N.A., as Administrative Agent and Bank
By:
Name:
Title:
[Signature Page to Amendment No. 1 to AES Term Loan Agreement]